                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

  [ ]  Preliminary Proxy Statement

  [ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

  [X]  Definitive Proxy Statement

  [X]  Definitive Additional Materials

  [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       THE METZLER/PAYDEN INVESTMENT GROUP
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I) (l) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:

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    2) Form, Schedule or Registration Statement No.:

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    3) Filing Party:

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    4) Date Field:

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
The Metzler/Payden Investment Group
333 South Grand Avenue, 32nd Floor
Los Angeles, California 90071



January 16, 2004



Dear Shareholder:

        You are cordially invited to attend a Special Meeting of Shareholders of the Metzler/Payden European Emerging Markets Fund, Metzler/Payden Euroland Blue Chip Fund and Metzler/Payden European Growth Fund (each, a "Fund"), each of which is a separate series of The Metzler/Payden Investment Group (the "Company"), to be held at the above address on Thursday, January 29, 2004, at 10:00 a.m., Pacific Time.

        AT THIS MEETING, THE SHAREHOLDERS OF EACH FUND WILL BE ASKED TO ADOPT A PROPOSED DISTRIBUTION AND SHAREHOLDER SERVICING PLAN (THE "PLAN") WITH RESPECT TO THE FUND. THE BOARD OF TRUSTEES OF THE COMPANY HAS CONCLUDED THAT ADOPTION OF THE PLAN WOULD BE IN THE BEST INTEREST OF EACH FUND AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL ON THE PROXY CARD INCLUDED WITH YOUR PROXY STATEMENT.

        We believe that the adoption of the Plan will materially assist in the growth and development of each Fund. Details of the proposal are contained in the accompanying Proxy Statement, which we urge you to read. Your prompt response will ensure that your shares are counted at the meeting, that a quorum is present at the meeting to conduct business and that the expense of additional solicitation of proxies from shareholders can be avoided.

        Your continued support is appreciated.

Sincerely,


Scott J. Weiner
Chairman and President

                         PLEASE FILL IN, DATE, SIGN AND
                        PROMPTLY MAIL THE ENCLOSED PROXY

                      THE METZLER/PAYDEN INVESTMENT GROUP
                           (A DELAWARE BUSINESS TRUST)

        333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071

                 NOTICE OF A SPECIAL MEETING OF THE SHAREHOLDERS

                  METZLER/PAYDEN EUROPEAN EMERGING MARKETS FUND
                     METZLER/PAYDEN EUROLAND BLUE CHIP FUND
                       METZLER/PAYDEN EUROPEAN GROWTH FUND

                    TO BE HELD ON THURSDAY, JANUARY 29, 2004

        Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of each of the Metzler/Payden European Emerging Markets Fund, Metzler/Payden Euroland Blue Chip Fund and Metzler/Payden European Growth Fund (each, a "Fund"), each of which is a separate series of The Metzler/Payden Investment Group (the "Company"), will be held at the Company's offices at 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071, on Thursday, January 29, 2004, at 10:00 a.m. (Pacific Time). The Meeting will be held for the following purposes:

        1. To adopt, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, a Distribution and Shareholder Servicing Plan with respect to each Fund; and

        2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

        The President of the Company, pursuant to authority delegated by the Board of Trustees, has fixed the close of business on December 31, 2003, as the record date for the determination of shareholders of each Fund entitled to receive notice of and to vote at the Meeting or any adjournment thereof.

        PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PREPAID ENVELOPE PROVIDED WITH THE PROXY STATEMENT. YOUR PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT THAT YOU ATTEND THE MEETING.

                                       By Order of the Board of Trustees,


                                       Edward S. Garlock, Secretary

January 16, 2004

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                                    IMPORTANT

        YOU MAY HELP AVOID THE EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                      THE METZLER/PAYDEN INVESTMENT GROUP

        333 SOUTH GRAND AVENUE, 32ND FLOOR, LOS ANGELES, CALIFORNIA 90071



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                                 PROXY STATEMENT
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                         SPECIAL MEETING OF SHAREHOLDERS

                  METZLER/PAYDEN EUROPEAN EMERGING MARKETS FUND
                     METZLER/PAYDEN EUROLAND BLUE CHIP FUND
                       METZLER/PAYDEN EUROPEAN GROWTH FUND

                                JANUARY 16, 2004

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        The enclosed Proxy is being solicited by the Board of Trustees of The
Metzler/Payden Investment Group (the "Company") for use at the Special Meeting of Shareholders (the "Meeting") of each of the Metzler/Payden European Emerging Markets Fund, Metzler/Payden Euroland Blue Chip Fund and Metzler/Payden European Growth Fund (each, a "Fund"), each of which is a separate series of the Company, to be held at the Company's principal office at 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071, on Thursday, January 29, 2004, at 10:00 a.m. (Pacific Time), or at any adjournment or adjournments thereof.

        As indicated in the accompanying Notice, the Meeting is being held for the purpose of considering a proposal to adopt a Distribution and Shareholder Servicing Plan with respect to each Fund (the "Proposal"). A shareholder's interest in any of the Funds is represented by shares of beneficial interest ("Shares") issued by the Company with respect to that Fund. All shareholders of record of the Funds at the close of business on December 31, 2003, the record date for the Meeting, are entitled to vote at the Meeting.

        This Proxy Statement and the accompanying form of Proxy are first being mailed to shareholders on or about January 16, 2004.


   THE PROPOSAL -- TO APPROVE THE DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

        BACKGROUND INFORMATION. The Company on behalf of each Fund has entered into a distribution agreement with Payden & Rygel Distributors, Inc. (the "Distributor") pursuant to which the Company employs the Distributor to distribute shares of the Funds. The Distributor currently provides distribution services without compensation, and Shares are sold primarily to existing clients and contacts of the Funds' investment adviser, Metzler-Payden LLC (the "Adviser") and its owners Payden & Rygel and MP&R Ventures, Inc.

        Since the three Funds commenced operation on December 30, 2002, their assets have remained at relatively low levels (aggregating $3.9 million as of December 31, 2003), and operations of the Funds have been subsidized by the Adviser. Management and the Board of Trustees of the Company have concluded that the Funds' assets are not likely to increase to a level that will permit the Funds to operate on at least a break-even basis, and to provide economies of scale to shareholders, without more extensive distribution efforts. Accordingly, to enable the Distributor to compensate broker-dealers participating in the sale of shares of the Funds, on December 17, 2003 the Board of Trustees approved the addition of a front-end sales commission of up to 5.75% of the sale price of new shares, commencing on or about February 1, 2004; the commission will be waived for purchases of shares by all persons who were shareholders of the Funds as of that date. At the same time, the Board of Trustees approved a Distribution and Shareholder Servicing Plan (the "Plan") for the Funds, as described further below, to provide another mechanism for compensation of broker-dealers and others distributing shares of the Funds or providing services to shareholders of the Funds.

               DESCRIPTION OF THE PLAN. Under the Plan, the Company intends to compensate the Distributor for expenses incurred, and services and facilities provided, by the Distributor in distributing shares of the Fund. The Distributor anticipates that substantially all of the fees its receives pursuant to the Plan will be paid to other broker-dealers who have sold shares of the Funds or are providing services to shareholders of the Funds.

        A copy of the Plan is attached as Exhibit A to this Proxy Statement. The material aspects of the Plan are as follows. The Funds will pay the Distributor for: (a) expenses incurred in connection with advertising and marketing shares of the Funds, including but not limited to any advertising or marketing via radio, television, newspapers, magazines, telemarketing or direct mail solicitations; (b) periodic payments of fees for distribution assistance made to one or more securities dealers, or other industry professionals, such as investment advisers, accountants, estate planning firms and the Distributor itself (collectively "Service Organizations") in respect of the average daily value of the shares of each Fund beneficially owned by persons ("Clients") for whom the Service Organization is the dealer of record or holder of record or with whom the Service Organization has a servicing relationship, and (c) expenses incurred in preparing, printing and distributing the Funds' prospectuses and statements of additional information with respect to shares of the Funds (except those used for regulatory purposes or for distribution to existing shareholders of the Funds).

        The Funds will also reimburse the Distributor for fees paid by the Distributor to Service Organizations for the provision of support services to their Clients who are beneficial owners of shares of the Funds. Such services may include: (a) establishing and maintaining accounts and records relating to Clients who invest in shares; (b) aggregating and processing purchase, exchange and redemption requests for shares from Clients and placing net purchase and redemption orders with respect to the shares; (c) investing, or causing to be invested, the assets of Clients' accounts in shares pursuant to specific or pre-authorized instructions; (d) processing dividend and distribution payments from the Company on behalf of Clients; (e) providing information periodically to Clients showing their positions in shares;
(f) arranging for bank wires; (g) responding to Client inquiries relating to the services performed by Service Organizations; (h) providing sub-accounting services with respect to shares beneficially owned by Clients or the information to the Company necessary for sub-accounting services; (i) preparing any necessary tax reports or forms on behalf of Clients; (j) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients; (k) assisting Clients in changing dividend options, account designations and addresses; and (l) providing such other similar services as the Distributor may reasonably request to the extent the Service Organization is permitted to do so under applicable statutes, rules or regulations.

        While the Plan is in effect, the Distributor will be compensated by each Fund for such distribution and shareholder servicing expenses that are incurred, and services and facilities that are provided, in connection with shares of the Fund on a monthly basis, at the annual rate of 0.25% (the "Fee") of the average daily net assets of the shares of the Fund. The fees paid by the Distributor to Service Organizations will be included in the Fee and will not be an additional charge to the Funds.

        CURRENT AND PRO FORMA FEES.

                            Fund Operating Expenses

                                                               Current      Proposed
                                                               -------      --------
        ANNUAL FUND OPERATING EXPENSES
            (expenses deducted from Fund assets)

            Management Fee                                       0.75%        0.75%
            Distribution or Service (12b-1) Fees                 0.00%        0.25%
            Other Expenses*                                      0.75%        0.50%

        TOTAL ANNUAL FUND OPERATING EXPENSES**                   1.50%        1.50%
            Fee Waiver or Expense Reimbursement                  0.55%***     0.30%****

        NET ANNUAL FUND OPERATING EXPENSES                       0.95%        1.20%

        * Other Expenses are based on estimated amounts for the current fiscal year.

        ** The Adviser has guaranteed that, for so long as it is the investment adviser to the Fund, Total Annual Fund Operating Expenses (excluding interest and taxes) will not exceed 1.50%.

        *** The Adviser has agreed to reduce its fees or absorb expenses to limit Net Annual Fund Operating Expenses (excluding interest and taxes) to 0.95%. This agreement has a one-year term, renewable at the end of each fiscal year.

        **** The Adviser has agreed to reduce its fees or absorb expenses to limit Net Annual Fund Operating Expenses (excluding interest and taxes) to 1.20%. This agreement has a one-year term, renewable at the end of each fiscal year.

        APPROVAL OF THE PLAN. The Plan is designed to conform to the requirements of Rule 12b-1 promulgated under the Investment Company Act of 1940, as amended (the "Act"). It was approved by the Board of Trustees, based on their consideration of a number of factors as described below, and will become effective with respect to each Fund upon approval by the shareholders of the Fund.

        The Plan was unanimously approved by the Board of Trustees at a meeting duly called and held on October 29, 2003, at which meeting both a quorum of the Board and a majority of the independent Trustees were present and acting throughout. In connection with their approval of the Plan, the Board of Trustees considered management's and the Adviser's recommendation to approve the Plan, as well as the Board's determination that the Plan is an important part of the Company's overall plan to generate additional Fund assets and maintain such assets at a level adequate to enable each Fund to operate on a break-even basis. In addition, assuming the Fee helps generate continuing and hopefully increasing net sales, the Board believes that substantial economies of scale should be enjoyed by all shareholders. Further, the Board determined that the Fee should help each Fund to better meet the needs of its shareholders by funding the provision of services and information that might not otherwise be available. Based on the foregoing, the Board of Trustees concluded that approval of the Plan would be in the best interest of each Fund and its shareholders.

        REQUIRED VOTE. Rule 12b-1 requires that at least a majority of the outstanding voting securities of each Fund must approve the Plan. For this purpose, a "majority" of a Fund's shares is defined as the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

        Approval of the Plan with respect to each Fund is not conditioned on approval of the Plan by the other Funds. If the shareholders of a Fund do not approve the Plan, the Board of Trustees will take such further action as it may deem to be in the best interests of the shareholders, which may include re-proposing the Plan to the shareholders of the Fund.

       THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN.


                               GENERAL INFORMATION

        SOLICITATION OF PROXIES. The cost of the Proxies and related material will be borne by the Funds. In addition to solicitation by mail, Proxies may be solicited by telephone, telegram or otherwise and by officers and employees of the Funds' Adviser, the Funds' Distributor, or the Company, in each case without additional compensation.

        VOTING OF PROXIES. Every properly executed Proxy returned in time to be voted at the Meeting will be voted as specified with respect to the proposal to adopt a Distribution and Shareholder Servicing Plan with respect to the relevant Fund (the "Proposal"). If no specification is made, the Proxy will be voted in favor of the Proposal. Anyone giving a Proxy may revoke it prior to its exercise by filing with the Company a written notice of revocation, by delivering a duly executed Proxy bearing a later date, or by attending the Meeting and voting in person. Attendance at the Meeting alone, however, will not revoke the Proxy.

        Each whole share will be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share will be entitled to a proportionate fractional vote.

        QUORUM AND METHODS OF TABULATION. At the close of business on the Record Date, December 31, 2003, the outstanding Shares of each Fund were as follows:
Metzler/Payden European Emerging Markets Fund -- 132,187.04 Shares; Metzler/Payden Euroland Blue Chip Fund -- 60,368.68 Shares; and Metzler/Payden European Growth Fund -- 100,522.77 Shares.

        A majority of the Shares of a Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business by the Fund at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Company as inspectors for the Meeting.

        For purposes of determining the presence of a quorum with respect to the Proposal, the inspectors will count as present the total number of shares voted "for" or "against" approval of the Proposal as well as shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares hold by brokers or nominees as to which instructions have not been received from the beneficial owners or the person entitled to vote and the broker or nominee does not have the discretionary voting power on the matter). Abstentions and broker non-votes have the same effect on the outcome of the Proposal as negative votes.

        If a quorum of any Fund is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Fund to a date not more than 60 days after the record date to permit further solicitation of proxies. Any such adjournment will require the approval of a majority of those Shares of the Fund represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Proposal in favor of any such adjournment, and will vote those proxies required to be voted AGAINST the Proposal against any such adjournment. Abstentions and broker non-votes have no effect on the outcome of any adjournment vote.

        PRINCIPAL SHAREHOLDERS. As of the Record Date, the following persons owned of record more than 5% of the outstanding Shares of the named Fund. In each case, the business address for the shareholder is: c/o Payden & Rygel, 333 South Grand Avenue, Los Angeles, California 90071: (1) Metzler/Payden European Emerging Markets Fund -- DNB Living Trust, 48,401.26 Shares (36.6%), Union Bank as Trustee for benefit of the Payden & Rygel 401(k) Plan, 48,038.57 Shares (36.3%), and Metzler North America Corp., 27,101.14 Shares (20.5%); (2) Metzler/Payden Euroland Blue Chip Fund -- DNB Living Trust, 37,988.59 Shares (62.9%), and Metzler North America Corp., 20,344.61 Shares (33.7%); and (3) Metzler/Payden European Growth Fund -- Metzler North America Corp., 48,253.75 Shares (48.0%), DNB Living Trust, 45,673.23 Shares (45.4%), and Weiner-Harris Revocable Trust, 5,214.40 Shares (5.2%).

        As of the Record Date, Scott J. Weiner, Chairman and President of the Company, beneficially owned through Weiner-Harris Revocable Trust 5,214.40 Shares (5.2%) of the Metzler/Payden European Growth Fund; Joan A. Payden, Chairman of the Adviser, beneficially owned through DNB Living Trust: 48,401.26 Shares (36.6%) of the Metzler/Payden European Emerging Markets Fund, 37,988.59 Shares (62.9%) of the Metzler/Payden Euroland Blue Chip Fund, and 45,673.23 Shares (45.4%) of the Metzler/Payden European Growth Fund; and Metzler North America Corp., indirect owner of 50% of the Adviser, owned: 27,101.14 Shares (20.5%) of the Metzler/Payden European Emerging Markets Fund, 20,344.61 Shares (33.7%) of the Metzler/Payden Euroland Blue Chip Fund, and 48,253.75 Shares (48.0%) of the Metzler/Payden European Growth Fund. All other officers and Trustees of the Company as a group owned less than 1% of the outstanding Shares of each of the Funds.

        FUND ADVISER, ADMINISTRATOR AND DISTRIBUTOR. Metzler-Payden LLC, the Adviser to each of the Funds, is located at 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071. Scott J. Weiner and Norbert Enste, who are Trustees of the Company, are also principals of the Adviser. Treasury Plus, Inc. is a wholly owned subsidiary of Payden & Rygel, which is a 50% owner of the Adviser, and serves as the Administrator to each of the Funds. Payden & Rygel Distributors, which is also a wholly owned subsidiary of Payden & Rygel, is the Distributor of the shares of each of the Funds. Treasury Plus, Inc. and Payden & Rygel Distributors are both located at the same address as the Adviser.

        COMPANY REPORTS. The Company's Annual Report for the period ended October 31, 2003, has been previously mailed to shareholders. Shareholders may obtain additional copies without charge, by writing to The Metzler/Payden Investment Group, 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071, or by calling 1-866-673-8637.

        SHAREHOLDER PROPOSALS. The Company is not required, and does not intend, to hold annual or other periodic meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Company at the address set forth on the cover of this Proxy Statement so that they will be received by the Company in a reasonable period of time prior to any such meeting, as determined by the Board of Trustees, and must satisfy all other legal requirements.

        OTHER MATTERS TO COME BEFORE THE MEETING. The Trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote on any other matter properly brought before the Meeting in accordance with the views of management.

ALL SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY BALLOT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                   EXHIBIT A


                       THE METZLER/PAYDEN INVESTMENT GROUP

                   DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

The Board of Trustees (the "Board") of The Metzler/Payden Investment Group (the "Trust") has approved the adoption of the Distribution and Shareholder Servicing Plan (the "Plan") set forth below with respect to the distribution of Class A shares of beneficial interest ("shares") of its various series currently and hereafter in effect (each a "Fund" and collectively the "Funds"). This Plan is designed to conform to the requirements of Rule 12b-1 promulgated under the Investment Company Act of 1940, as amended (the "Act").

The Trust on behalf of each Fund has entered into a distribution agreement with Payden & Rygel Distributors, Inc. (the "Distributor") pursuant to which the Trust will employ the Distributor to distribute shares of the Funds. Under this Plan, the Trust on behalf of the shares of each Fund intends to compensate the Distributor for expenses incurred, and services and facilities provided, by the Distributor in distributing shares of the Fund.

                                    THE PLAN

The material aspects of the Plan are as follows:

SECTION 1. The Funds will pay the Distributor for: (a) expenses incurred in connection with advertising and marketing shares of the Funds, including but not limited to any advertising or marketing via radio, television, newspapers, magazines, telemarketing or direct mail solicitations; (b) periodic payments of fees for distribution assistance made to one or more securities dealers, or other industry professionals, such as investment advisers, accountants, estate planning firms and the Distributor itself (collectively "Service Organizations") in respect of the average daily value of the shares of each Fund beneficially owned by persons ("Clients") for whom the Service Organization is the dealer of record or holder of record or with whom the Service Organization has a servicing relationship, and (c) expenses incurred in preparing, printing and distributing the Funds' prospectuses and statements of additional information with respect to shares of the Funds (except those used for regulatory purposes or for distribution to existing shareholders of the Funds).

               The Funds will also reimburse the Distributor for fees paid by the Distributor to Service Organizations for the provision of support services to their Clients who are beneficial owners of shares of the Funds. Such services may include: (a) establishing and maintaining accounts and records relating to Clients who invest in shares; (b) aggregating and processing purchase, exchange and redemption requests for shares from Clients and placing net purchase and redemption orders with respect to the shares; (c) investing, or causing to be invested, the assets of Clients' accounts in shares pursuant to specific or pre-authorized instructions; (d) processing dividend and distribution payments from the Trust on behalf of Clients; (e) providing information periodically to Clients showing their positions in shares; (f) arranging for bank wires; (g) responding to Client inquiries relating to the services performed by Service Organizations; (h) providing sub-accounting services with respect to shares beneficially owned by Clients or the information to the Trust necessary for sub-accounting services; (i) preparing any necessary tax reports or forms on behalf of Clients; (j) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients; (k) assisting Clients in changing dividend options, account designations and addresses; and (l) providing such other similar services as the Distributor may reasonably request to the extent the Service Organization is permitted to do so under applicable statutes, rules or regulations.

SECTION 2. While this Plan is in effect the Distributor will be compensated by each Fund for such distribution and shareholder servicing expenses that are incurred, and services and facilities that are provided, in connection with shares of the Fund on a monthly basis, at the annual rate of 0.25% of the average daily net assets of the shares of the Fund. These monthly payments to the Distributor will be made in accordance with and subject to the conditions set forth below. For the purposes of determining the amounts payable under the Plan, the value of a Class' net assets will be computed in the manner specified in the Fund's prospectus and statement of additional information as then in effect for the computation of the value of the Fund's net assets.

The distribution fees payable to the Distributor are designed to reimburse the Distributor for the expenses it incurs and the services it renders in distributing Shares of the Fund only to the extent of the reimbursable amounts expended by the Distributor. If in any month the Distributor is due more fees for distribution and shareholder services than are immediately payable because of the expense limitation under the Distribution Plan, the unpaid amount is carried forward from month to month while the Distribution Plan is in effect, until it is paid. However, no carried forward amount will be payable beyond the fiscal year in which the amount was incurred, and no interest, carrying or other finance charge will be borne by the shares with respect to any amount carried forward.

SECTION 3. Payments by the Distributor to a Service Organization described in this Plan will be subject to compliance by the Service Organization with the terms of an appropriate agreement between the Service Organization and the Distributor. If an investor in a Fund ceases to be a client of a Service Organization that has entered into an appropriate agreement with the Distributor, but continues to hold shares of the Fund, the Distributor will be entitled to receive similar payments in respect of the distribution assistance provided with respect to such investor.

SECTION 4. The Distributor will provide the Board, at least quarterly, with a written report of all amounts expended pursuant to this Plan. The report will state the purposes for which the amounts were expanded.

SECTION 5. This Plan will not take effect with respect to a Fund until it has been approved by a vote of a majority of the outstanding voting securities (as defined in the Act) of the class of shares of the Fund to which it is applicable; provided, however, that no such approval will be required with respect to a class of shares of a Fund if the Plan takes effect with respect to the shares prior to any public offering of shares or the sale of such shares to persons who are not affiliated persons of the Trust, promoters of the Trust or affiliated persons of any such promoter.

If so approved (or if no such approval is required), this Plan, unless earlier terminated in accordance with its terms, will continue in full force and effect thereafter for successive annual periods provided such continuance is approved by a majority of the Board, including a majority of the Trustees who are not "interested persons" (as defined in the Act) of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreements entered into in connection with this Plan (the "Disinterested Trustees"), pursuant to a vote cast in person at a meeting called for the purpose of voting on the continuance of the Plan.

SECTION 6. This Plan may be amended at any time by the Board provided that (i) any amendment to increase materially the costs which the shares of any Fund may bear for distribution pursuant to this Plan will be effective only upon approval by a vote of a majority of the outstanding shares of the Fund, and (ii) any material amendments of the terms of this Plan will become effective only upon approval by a majority of the Board and a majority of the Disinterested Trustees pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan.

SECTION 7. This Plan is terminable, as to the shares of any Fund, without penalty at any time by (i) vote of the majority of the Disinterested Trustees, or (ii) vote of a majority of the outstanding shares of such Fund.

SECTION 8. The Board has adopted this Plan as of October 29, 2003.

                                   PROXY CARD
                                  [TOP PORTION]



THE METZLER/PAYDEN INVESTMENT GROUP
333 SOUTH GRAND AVENUE, 32ND FLOOR
LOS ANGELES, CALIFORNIA 90071


METZLER/PAYDEN EUROPEAN EMERGING MARKETS FUND (THE "FUND")

PROXY SOLICITED BY THE BOARD OF TRUSTEES OF THE METZLER/PAYDEN INVESTMENT GROUP FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND ON THURSDAY, JANUARY 29, 2004.

The undersigned hereby appoints Edward S. Garlock and Yot Chattrabhuti, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held at 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071, on Thursday, January 29, 2004, at 10:00 a.m. (Pacific Time), and of any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Proxy Statement and hereby instructs the attorneys and proxies to vote the shares as indicated on this Proxy Card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The undersigned hereby revokes any proxy previously given.

PLEASE SIGN AND DATE THE PROXY CARD, RETURN THE BOTTOM PORTION OF THIS PROXY CARD WITH YOUR VOTE IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO SO ATTEND. PLEASE RETAIN THE TOP PORTION OF THE PROXY CARD.

Please indicate your vote by an "X" in the box below. This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, a duly executed proxy will be voted FOR the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [x]

                                   PROXY CARD
                                [BOTTOM PORTION]

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED



METZLER/PAYDEN EUROPEAN EMERGING MARKETS FUND (THE "FUND")


THE BOARD OF TRUSTEES OF THE METZLER/PAYDEN INVESTMENT GROUP RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

1. Adoption of the Distribution and Shareholder Servicing   FOR   AGAINST   ABSTAIN
   Plan with respect to the Fund                            [ ]     [ ]       [ ]


Your signature(s) on this Proxy should be exactly as your name(s) appears on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.



----------------------------------------    ------------------------------------
Signature (PLEASE SIGN WITHIN BOX)  Date    Signature (Joint Owner)      Date

                                   PROXY CARD
                                  [TOP PORTION]



THE METZLER/PAYDEN INVESTMENT GROUP
333 SOUTH GRAND AVENUE, 32ND FLOOR
LOS ANGELES, CALIFORNIA 90071


METZLER/PAYDEN EUROPEAN GROWTH FUND (THE "FUND")

PROXY SOLICITED BY THE BOARD OF TRUSTEES OF THE METZLER/PAYDEN INVESTMENT GROUP FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND ON THURSDAY, JANUARY 29, 2004.

The undersigned hereby appoints Edward S. Garlock and Yot Chattrabhuti, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held at 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071, on Thursday, January 29, 2004, at 10:00 a.m. (Pacific Time), and of any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Proxy Statement and hereby instructs the attorneys and proxies to vote the shares as indicated on this Proxy Card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The undersigned hereby revokes any proxy previously given.

PLEASE SIGN AND DATE THE PROXY CARD, RETURN THE BOTTOM PORTION OF THIS PROXY CARD WITH YOUR VOTE IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO SO ATTEND. PLEASE RETAIN THE TOP PORTION OF THE PROXY CARD.

Please indicate your vote by an "X" in the box below. This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, a duly executed proxy will be voted FOR the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [x]

                                   PROXY CARD
                                [BOTTOM PORTION]

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED



METZLER/PAYDEN EUROPEAN GROWTH FUND (THE "FUND")


THE BOARD OF TRUSTEES OF THE METZLER/PAYDEN INVESTMENT GROUP RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

1. Adoption of the Distribution and Shareholder Servicing   FOR   AGAINST   ABSTAIN
   Plan with respect to the Fund                            [ ]     [ ]       [ ]


Your signature(s) on this Proxy should be exactly as your name(s) appears on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.



----------------------------------------    ------------------------------------
Signature (PLEASE SIGN WITHIN BOX)  Date    Signature (Joint Owner)      Date

                                   PROXY CARD
                                  [TOP PORTION]



THE METZLER/PAYDEN INVESTMENT GROUP
333 SOUTH GRAND AVENUE, 32ND FLOOR
LOS ANGELES, CALIFORNIA 90071


METZLER/PAYDEN EUROLAND BLUE CHIP FUND (THE "FUND")

PROXY SOLICITED BY THE BOARD OF TRUSTEES OF THE METZLER/PAYDEN INVESTMENT GROUP FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND ON THURSDAY, JANUARY 29, 2004.

The undersigned hereby appoints Edward S. Garlock and Yot Chattrabhuti, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held at 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071, on Thursday, January 29, 2004, at 10:00 a.m. (Pacific Time), and of any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Proxy Statement and hereby instructs the attorneys and proxies to vote the shares as indicated on this Proxy Card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The undersigned hereby revokes any proxy previously given.

PLEASE SIGN AND DATE THE PROXY CARD, RETURN THE BOTTOM PORTION OF THIS PROXY CARD WITH YOUR VOTE IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO SO ATTEND. PLEASE RETAIN THE TOP PORTION OF THE PROXY CARD.

Please indicate your vote by an "X" in the box below. This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, a duly executed proxy will be voted FOR the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [x]

                                   PROXY CARD
                                [BOTTOM PORTION]

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED



METZLER/PAYDEN EUROLAND BLUE CHIP FUND (THE "FUND")


THE BOARD OF TRUSTEES OF THE METZLER/PAYDEN INVESTMENT GROUP RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

1. Adoption of the Distribution and Shareholder Servicing   FOR   AGAINST   ABSTAIN
   Plan with respect to the Fund                            [ ]     [ ]       [ ]


Your signature(s) on this Proxy should be exactly as your name(s) appears on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.



----------------------------------------    ------------------------------------
Signature (PLEASE SIGN WITHIN BOX)  Date    Signature (Joint Owner)      Date